SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 31, 2005

UNIVERSAL FOOD & BEVERAGE COMPANY

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27853	86-0913555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3830 Commerce Drive, St. Charles, Illinois	60174
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	630-584-8670

Item 4.01	Change in Registrant’s Certifying Accountants

This amendment to the Form 8-K filed on April 6, 2005, is being filed solely to provide the required letter from KPMG LLP with respect to the statements of the Registrant contained in the Form 8-K filed on April 6, 2005.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

16.1 Letter from KPMG LLP, dated April 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2005	UNIVERSAL FOOD & BEVERAGE COMPANY (Registrant)

/S/ DUANE N. MARTIN
Duane N. Martin Chief Executive Officer and Director